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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 19, 1997
                                                  ------------------------------



                              APCO ARGENTINA INC.
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             (Exact name of registrant as specified in its charter)



 Cayman Islands                     0-8933                            -
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)



P. O. Box 2400, Tulsa, Oklahoma                                        74102
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (918)588-2164
                                                    ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)




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Item 1.     Change in Control of Registrant.



         On November 19, 1997, Williams Holdings of Delaware, Inc., a wholly owned subsidiary of The Williams Companies, Inc., and the owner and registered holder of 5,075,398 shares of the Ordinary Shares of Apco Argentina Inc., $0.01 par value per share, (the "Ordinary Shares"), transferred ownership of the Ordinary Shares to Williams International Company, an indirect wholly owned subsidiary of The Williams Companies, Inc. There was no consideration involved in the transfer of the Ordinary Shares. Williams International Company now owns the 68.95 percent of the voting securities of Apco Argentina Inc. previously held by Williams Holdings of Delaware, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized:


                                      APCO ARGENTINA INC.
                                      (Registrant)


                                      By:        /s/ DAVID M. HIGBEE
                                         ---------------------------------------
                                                   David M. Higbee
                                                      Secretary

Dated: December 1, 1997